UNITED STATES OF AMERICA BEFORE THE
SECURITIES AND EXCHANGE COMMISSION

INVESTMENT COMPANY ACT OF 1940
Release No. 30854  January 13, 2014




ORDER UNDER SECTION 6(c) OF THE INVESTMENT COMPANY ACT OF
 1940 GRANTING AN EXEMPTION FROM SECTION 15(a) OF THE ACT
 AND RULE 18f-2 UNDER THE ACT

Catalyst Capital Advisors LLC and Mutual Fund Series
 Trust filed an application on December 7, 2012, and amendments to the application on June 20, 2013 and November 12, 2013, requesting an order under section
 6(c) of the Investment Company Act of 1940 (the "Act") exempting applicants from section 15(a) of the Act and rule 18f-2 under the Act. The order permits applicants to enter into and materially amend subadvisory agreements without shareholder approval.

On December 16, 2013, a notice of the filing of the application was issued (Investment Company Act Release
 No. 30832). The notice gave interested persons an opportunity to request a hearing and stated that an order granting the application would be issued unless a hearing was ordered.

No request for a hearing has been filed, and the Commission has not ordered a hearing.

The matter has been considered and it is found, on the basis of the information set forth in the application, as amended, that granting the requested exemption is appropriate in the public interest and consistent with the protection of investors and the purposes fairly intended by the policy and provisions of the Act.

Accordingly,

IT IS ORDERED, under section 6(c) of the Act, that the relief requested by Catalyst Capital Advisors LLC and Mutual Fund Series Trust (File No. 812-14101) is granted, effective immediately, subject to the conditions contained in the application, as amended.

For the Commission, by the Division of Investment
 Management, under delegated authority.

Kevin M. O'Neill Deputy Secretary